UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): February 16, 2004

                           GreenPoint Financial Corp.
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                  0-22516                    06-1379001
   (State or other        (Commission File Number)      (IRS Employer
   jurisdiction of                                      Identification
   incorporation)                                           Number)


                    90 Park Avenue, New York, New York 10016
               (Address of principal executive offices) (zip code)

                                 (212) 834-1000
              (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On February 16, 2004, GreenPoint Financial Corp. (the "Company") and North Fork Bancorporation, Inc. ("North Fork") announced that they had entered into an Agreement and Plan of Merger, dated February 15, 2004 (the "Merger Agreement"). The Merger Agreement has been approved by the Boards of Directors of both the Company and North Fork, and is subject to customary closing conditions, including regulatory and stockholder approvals. A copy of the joint press release announcing the merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)          Exhibits


Exhibit Reference Number           Exhibit Description
------------------------           --------------------
99.1                               Joint press release, dated February 16,
                                   2004, issued by North Fork and the Company

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 17, 2004                GREENPOINT FINANCIAL CORP.


                                         By:        /s/ Andy Occhino
                                         Name:      Andy Occhino
                                         Title:     Senior Vice President and
                                                    Assistant General Counsel

                                  EXHIBIT INDEX

99.1 Joint press release, dated February 16, 2004, issued by North Fork and the Company















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